UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Lake Avenue Ext., Danbury, Connecticut	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

                                   Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock $0.01 par value	ETD	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

On November 30, 2021, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 25,260,036 shares of the Company’s common stock, $0.01 par value, eligible to vote at the Annual Meeting, 22,416,665 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the six director nominees shown below was elected to serve a one-year term until the 2022 Annual Meeting of Stockholders. Each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. The voting results were as follows:

				Broker
Director Nominee	For	Against	Abstain	Non-Votes
M. Farooq Kathwari	19,992,948	706,084	30,477	1,687,156
Dr. John Clark	20,652,909	61,413	15,187	1,687,156
John J. Dooner, Jr.	20,426,876	287,631	15,002	1,687,156
Cynthia Ekberg Tsai	20,668,258	47,116	14,135	1,687,156
David M. Sable	20,667,697	42,085	19,727	1,687,156
Tara I. Stacom	20,437,446	273,700	18,363	1,687,156

Proposal 2: Approve, through a non-binding advisory vote, the fiscal 2021 compensation awarded to the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved as follows:

			Broker
For	Against	Abstain	Non-Votes
20,233,723	437,401	58,385	1,687,156

Proposal 3: Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 was ratified by the following vote:

For	Against	Abstain
21,612,154	791,423	13,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: December 3, 2021	By:	/s/ Eric D. Koster
Eric D. Koster Vice President, General Counsel & Secretary